----------------------------------

                          SWISSRAY INTERNATIONAL, INC.
                       ----------------------------------

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS OF TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SUCH LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BE APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING MATERIALS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.


                           Maximum Offering: $999,999


 This offering consists of 333,333 shares of Swissray International, Inc. Common
                                      Stock




                              --------------------


                             SUBSCRIPTION AGREEMENT

                               -------------------

                             SUBSCRIPTION PROCEDURES

         A total of 333,333 shares (the "Shares") of the common stock of SWISSRAY INTERNATIONAL, INC.. (the "Company") are being offered in an aggregate amount not to exceed $999,999. The Shares will be transferable to the extent that any such transfer is permitted by law. This offering is being made in accordance with the exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the "Act") and Rule 506 of Regulation D promulgated under the Act (the "Offering").

         Also included is an Internal Revenue Service Form W-9: "Request for Taxpayer Identification Number and Certification" for U.S. citizens or residents of the U.S. for U.S. federal income tax purposes only. (Foreign investors should consult their tax advisors regarding the need to complete Internal Revenue Service Form W-9 and any other forms that may be required).

         If you are a foreign person or foreign entity, you may be subject to a withholding tax equal to 30% of any dividends paid by the Company. In order to eliminate or reduce such withholding tax you may submit a properly executed I.R.S. Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States) or I.R.S. Form 1001 (Ownership Exemption or Reduced Trade Certificate), claiming exemption from withholding or eligibility for treaty benefits in the form of a lower rate of withholding tax on interest or dividends.

         Payment must be made by wire transfer as provided below:

Immediately available funds should be sent via wire transfer to the escrow account stated below and the completed subscription documents should be forwarded to the Escrow Attorney. Your subscription funds will be deposited into a non-interest bearing escrow account of Joseph B. LaRocco, Esq., Escrow Agent, at First Union Bank of Connecticut, Stamford, Connecticut. In the event of a termination of the Offering or the rejection of this subscription, all subscription funds will be returned without interest. The wire instructions are as follows:

         First Union Bank of Connecticut
         Executive Office
         300 Main Street, P. O. Box 700
         Stamford, CT  06904-0700

         ABA #:   021101108
         Swift #: FUNBUS33
         Account #:        20000-2072298-4
         Acct.Name:        Joseph B. LaRocco, Esq.  Trustee Account

                             SUBSCRIPTION AGREEMENT

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS OF TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SUCH LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BE APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING MATERIALS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.


To:      Swissray International, Inc.

         This Subscription Agreement is made between Swissray International, Inc., ("Company" or "Seller") a New York corporation, and the undersigned prospective purchaser ("Purchaser") who is subscribing hereby for the Company's shares of common stock (the "Shares"). The Shares being offered will be separately transferable, to the extent that any such transfer is permitted by law. This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement together with any Exhibits thereto, relating to an offering (the "Offering") of up to 333,333 Shares. This Offering is comprised of an offering of the Shares to accredited investors in accordance with the exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the "Act"), and Rule 506 of Regulation D promulgated under the Act ("Regulation D").

1.       SUBSCRIPTION.
         ------------

         (a) The undersigned hereby irrevocably subscribes for and agrees to purchase _________ Shares for $_________ Joseph B. LaRocco, Esq. shall act as escrow agent and notify the Purchaser when he has received the signed Subscription Agreement (and Exhibits thereto), signed Registration Rights Agreement and Common Stock from the Company, at which time the Purchaser shall wire the Purchase Price to the escrow agent. The Purchaser entering into this Subscription Agreement shall pay the Purchase Price for the Shares by delivering immediately available good funds in United States Dollars to the escrow agent per the wire instructions set forth on page two (2) of this Subscription Agreement. Once the escrow agent is in receipt of the Common Stock, and Purchase

Price he shall deliver the Common Stock to the Purchaser and wire the funds, less consulting fees and escrow fees, to the Company. The closing shall be deemed to have occurred on the date the Purchase Price, less fees, is wired to the Company or its attorney, (the "Closing Date").

         (b) Upon receipt by the Company of the requisite payment for the Shares being purchased the Shares so purchased will be forwarded by the Company to the Purchaser and the name of such Purchaser will be registered on the Shares transfer books of the Company as the record owner of such Shares. The Escrow Agent shall not be liable for any action taken or omitted by him in good faith and in no event shall the Escrow Agent be liable or responsible except for the Escrow Agent's own gross negligence or willful misconduct. The Escrow Agent has made no representations or warranties in connection with this transaction and has not been involved in the negotiation of the terms of this Agreement or any matters relative thereto. Seller and Purchaser each agree to indemnify and hold harmless the Escrow Agent from and with respect to any suits, claims, actions or liabilities arising in any way out of this transaction including the obligation to defend any legal action brought which in any way arises out of or is related to this Agreement. The Escrow Agent is not rendering securities advice to anyone with respect to this proposed transaction; nor is the Escrow Agent opining on the compliance of the proposed transaction under applicable securities law.

         (c) The Company shall have the option of repurchasing the Shares issued to Purchaser in this offering as follows: During the sixty (60) calendar day period following the Closing Date, the Company may at its option purchase any balance of Shares still owned by the Purchaser at a price of $5.00 per share. From the sixty-first (61st) calendar day following the Closing Date through and including the ninetieth (90th) calendar day following the Closing Date, the Company may at its option purchase any balance of Shares still owned by the Purchaser at a price of $6.00 per share. From the ninety-first (91st) calendar day following the Closing Date through and including the one hundred twentieth (120th) calendar day following the Closing Date, the Company may at its option purchase any balance of Shares still owned by the Purchaser at a price of $7.00 per share. The Shares shall be repurchased by the Company sending written notice to the Purchaser and wiring funds to a designated escrow agent. The Purchaser shall forward the Shares to be repurchased to the escrow agent upon notice from the transfer agent of the funds so received.

2.       REPRESENTATIONS AND WARRANTIES.
         ------------------------------

         The undersigned hereby represents and warrants to, and agrees with, the Company as follows:

         (a) The undersigned has been furnished with, and has carefully read the applicable form of Registration Rights Agreement annexed hereto as Exhibit A (the "Registration Rights Agreement"), and is familiar with and understands the terms of the Offering. With respect to tax and other economic considerations involved in his investment, the undersigned is not relying on the Company. The undersigned has carefully considered and has, to the extent the undersigned believes such discussion necessary, discussed with the undersigned's professional legal, tax, accounting and financial advisors the suitability of an investment in the Company, by purchasing the Shares, for the undersigned's particular tax and financial situation and has determined that the investment being made by the undersigned is a suitable investment for the undersigned.

         (b) The undersigned acknowledges that all documents, records, and books pertaining to this investment which the undersigned has requested includes Form 10-K for the fiscal year ended June 30, 1999 and Forms 10-Q for the three preceding quarters (the "Disclosure Documents") have been made available for inspection by the undersigned or the undersigned has access to the Disclosure Documents.

         (c) The undersigned has had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Offering and all such questions have been answered to the full satisfaction of the undersigned.

         (d) The undersigned will not sell or otherwise transfer the Shares without registration under the Act or applicable state securities laws or an exemption therefrom. The Shares have not been registered under the Act or under the securities laws of any states. The Shares are to be registered by the Company pursuant to the terms of the Registration Rights Agreement attached hereto as Exhibit A and incorporated herein and made a part hereof. The undersigned represents that the undersigned is purchasing the Shares for the undersigned's own account, for investment and not with a view to resale or distribution except in compliance with the Act. The undersigned has not offered or sold any portion of the Shares being acquired nor does the undersigned have any present intention of dividing the Shares with others or of selling, distributing or otherwise disposing of any portion of the Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance in violation of the Act. Except as provided in the Registration Rights Agreement, the Company has no obligation to register the Shares.

         (e) The undersigned recognizes that an investment in the Shares involves substantial risks, including loss of the entire amount of such investment.

                  (f)      Legends.
                           -------

                           (i) The undersigned acknowledges that each certificate representing the Shares unless registered pursuant to the Registration Rights Agreement, shall be stamped or otherwise imprinted with a legend substantially in the following form:

                  THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY NOT BE OFFERED OR SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) IF AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

                  NOTWITHSTANDING THE FOREGOING, THESE SECURITIES ARE ALSO SUBJECT TO THE REGISTRATION RIGHTS SET FORTH IN EACH OF THAT CERTAIN SUBSCRIPTION AGREEMENT AND REGISTRATION RIGHTS AGREEMENT BY AND BETWEEN THE HOLDER HEREOF AND THE COMPANY, A COPY OF EACH IS ON FILE AT THE COMPANY'S PRINCIPAL EXECUTIVE OFFICE.

                           (ii) The Shares shall  contain the  following  legend
                  until the effectiveness of Registration Statement:

                  "No sale, offer to sell or transfer of the securities represented by this certificate shall be made unless a registration statement under the Federal Securities Act of 1933, as amended, with respect to such securities is then in effect or an exemption from the registration requirement of such Act is then in fact applicable to such securities."

                           (iii) After the  effective  date of the  Registration
                  Statement the Shares shall not bear any restrictive legend.

         (g) If this Subscription Agreement is executed and delivered on behalf of a corporation, (i) such corporation has the full legal right and power and all authority and approval required (a) to execute and deliver, or authorize execution and delivery of, this Subscription Agreement and all other instruments (including, without limitation, the Registration Rights Agreement) executed and delivered by or on behalf of such corporation in connection with the purchase of the Shares and (b) to purchase and hold the Shares: (ii) the signature of the party signing on behalf of such corporation is binding upon such corporation; and (iii) such corporation has not been formed for the specific purpose of acquiring the Shares, unless each beneficial owner of such entity is qualified as an accredited investor within the meaning of Rule 501(a) of Regulation D and has submitted information substantiating such individual qualification.

         (h) The undersigned shall indemnify and hold harmless the Company and each stockholder, executive, employee, representative, affiliate, officer, director, agent (including Counsel) or control person of the Company, who is or may be a party or is or may be threatened to be made a party to any threatened, pending or contemplated action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made or alleged to have been made by the undersigned to the Company or omitted or alleged to have been omitted by the undersigned, concerning the undersigned or the undersigned's subscription for and purchase of the Shares or the undersigned's authority to invest or financial position in connection with the Offering, including, without limitation, any such misrepresentation, misstatement or omission contained in this Subscription Agreement, the Questionnaire or any other document submitted by the undersigned, against losses, liabilities and expenses for which the Company, or any stockholder, executive, employee, representative, affiliate, officer, director, agent (including Counsel) or control person of the Company has not otherwise been reimbursed (including attorneys' fees and disbursements, judgments, fines and amounts paid in settlement) actually and reasonably incurred by the Company, or such officer, director stockholder, executive, employee, agent (including Counsel), representative, affiliate or control person in connection with such action, suit or proceeding.

         (i) The undersigned is not subscribing for the Shares as a result of, or pursuant to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting.

         (j) The undersigned or the undersigned's representatives, as the case may be, has such knowledge and experience in financial, tax and business matters so as to enable the undersigned to utilize the information made available to the undersigned in connection with the Offering to evaluate the merits and risks of an investment in the Shares and to make an informed investment decision with respect thereto.

         (k) The Purchaser is purchasing the Shares for its own account for investment, and not with a view toward the resale or distribution thereof. Purchaser is neither an underwriter of, nor a dealer in, the Shares or the Common Stock issuable upon conversion thereof and is not participating in the distribution or resale of the Shares.

         (l) There has never been represented, guaranteed, or warranted to the undersigned by any broker, the Company, its officers, directors or agents, or employees or any other person, expressly or by implication (i) the percentage of profits and/or amount of or type of consideration, profit or loss to be realized, if any, as a result of the Company's operations; and (ii) that the past performance or experience on the part of the management of the Company, or of any other person, will in any way result in the overall profitable operations of the Company.

         3.       Seller Representations.

         (a) Concerning the Securities.The issuance, sale and delivery of the Shares have been duly authorized by all required corporate action on the part of Seller, and when issued, sold and delivered in accordance with the terms hereof and thereof for the consideration expressed herein and therein, will be duly and validly issued and enforceable in accordance with their terms, subject to the laws of bankruptcy and creditors' rights generally.

         (b) Authority to Enter Agreement. This Agreement has been duly authorized, validly executed and delivered on behalf of Seller and is a valid and binding agreement in accordance with its terms, subject to general principals of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

                  (c) Non-contravention. The execution and delivery of this Agreement and the consummation of the issuance of the Shares, and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by Seller of any of the terms or provisions of, or constitute a default under, the articles of incorporation or by-laws of Seller, or any indenture, mortgage, deed of trust, or other material agreement or instrument to which Seller is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule, or regulation of the United States or any State thereof or any applicable decree, judgment, or order of any Federal or State court, Federal or State regulatory body, administrative agency or other United States governmental body having jurisdiction over Seller or any of its properties or assets.

         (d) Company Compliance. The Company represents and warrants that the Company and its subsidiaries are currently: (i) in full compliance, to the extent applicable, with all reporting obligations under either Section 13(a) or 15(d) of the Securities Exchange Act of 1934; (ii) not in violation of any term or provision of its Certificate of Incorporation or by-laws; (iii) not in default in the performance or observance of any obligation, agreement or condition contained in any bond, debenture (excepting for reservation of number of shares required if all Debentures were to be converted and excepting for registration of underlying shares as same relates to preexisting debentures), note or any other evidence of indebtedness or in any mortgage, deed of trust, indenture or other instrument or agreement to which they are a party, either singly or jointly, by which it or any of its property is bound or subject.

Furthermore, the Company is not aware of any other facts, which it has not disclosed which could have a material adverse effect on the business, condition, (financial or otherwise), operations, earnings, performance, properties or prospects of the Company and its subsidiaries taken as a whole.

         (e) Pending Litigation. Except as otherwise disclosed in Exhibit B, there is (i) no action, suit or proceeding before or by any court, arbitrator or governmental body now pending or, to the knowledge of the Company, threatened or contemplated to which the Company or any of its subsidiaries is or may be a party or to which the business or property of the Company or any of its subsidiaries is or may be bound or subject, (ii) no law, statute, rule, regulation, order or ordinance that has been enacted, adopted or issued by any Governmental Body or that, to the knowledge of the Company, has been proposed by any Governmental Body adversely affecting the Company or any of its subsidiaries, (iii) no injunction, restraining order or order of any nature by a federal, state or foreign court or Governmental Body of competent jurisdiction to which the Company or any of its subsidiaries is subject issued that, in the case of clauses (i), (ii) and (iii) above, (x) is reasonably likely, singly or in the aggregate, to result in a material adverse effect on the business, condition, (financial or otherwise), operations, earnings, performance, properties or prospects of the Company, and its subsidiaries taken as a whole or
(y) would interfere with or adversely affect the issuance of the Shares or would be reasonably likely to render this Subscription Agreement or the Shares, or any portion thereof, invalid or unenforceable.

         (f) Issuance of the Shares. No action has been taken and no law, statute, rule, regulation, order or ordinance has been enacted, adopted or issued by any Governmental Body that prevents the issuance of the Shares; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued that prevents the issuance of the Shares in any jurisdiction; and no action, suit or proceeding is pending against or, to the best knowledge of the Company, threatened against or affecting, the Company, any of its subsidiaries or, to the best knowledge of the Company, before any court or arbitrator or any Governmental Body that, if adversely determined, would prohibit, materially interfere with or adversely affect the issuance or marketability of the Shares or render the Subscription Agreement or the Shares, or any portion thereof, invalid or unenforceable.

         (g) The Company shall indemnify and hold harmless the Purchaser and each stockholder, executive, employee, representative, affiliate, officer, director or control person of the Purchaser, who is or may be a party or is or may be threatened to be made a party to any threatened, pending or contemplated action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made or alleged to have been made by the Company to the Purchaser or omitted or alleged to have been omitted by the Company, concerning the Purchaser or the Purchaser's subscription for and purchase of the Shares or the Purchaser 's authority to invest or financial position in connection with the Offering, including, without limitation, any such misrepresentation, misstatement or omission contained in this Subscription Agreement, the Questionnaire or any other document submitted by the Company, against losses, liabilities and expenses for which the Purchaser, or any stockholder, executive, employee, representative, affiliate, officer, director or control person of the Purchaser has not otherwise been reimbursed (including attorneys' fees and disbursements, judgments, fines and amounts paid in settlement) actually and reasonably incurred by the Purchaser, or such officer, director, stockholder, executive, employee, representative, affiliate or control person in connection with such action, suit or proceeding.

         (h) No Change. Other than filings required by the Blue Sky or federal securities law and/or NASDAQ Rules and Regulations, no consent, approval or authorization of or designation, declaration or filing with any governmental or other regulatory authority on the part of the Company is required in connection with the valid execution, delivery and performance of this Agreement. Any required qualification or notification under applicable federal securities laws and state Blue Sky laws of the offer, sale and issuance of the Shares, has been obtained on or before the date hereof or will have been obtained within the allowable period thereafter, and a copy thereof will be forwarded to Counsel for the Purchaser.

         (i) True Statements. Neither this Agreement nor any of the "Disclosure Documents", as hereinafter defined, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained herein or therein not misleading in the light of the circumstances under which such statements are made. There exists no fact or circumstances which, to the knowledge of the Company, materially and adversely affects the business, properties or assets, or conditions, financial or otherwise, of the Company, which has not been set forth in this Subscription Agreement or disclosed in such documents.

         (j) The Purchaser has been advised that the Company has not retained any independent professionals to review or comment on this Offering or otherwise protect the interests of the Purchaser. Although the Company has retained its own counsel, neither such counsel nor any other firm, including Joseph B. LaRocco, Esq., has acted on behalf of the Purchaser, and the Purchaser should not rely on the Company's legal counsel or Joseph B. LaRocco, Esq. with respect to any matters herein described.

         (k) Prior Shares Issued Under Regulation D. In the past nine months the Company raised $13,591,200 in Regulation D offerings, including redemptions and rollovers.

         (l) Current Authorized Shares. As of February 10, 2000 there were 50,000,000 authorized shares of Common Stock of which approximately 14,576,031 shares were issued and outstanding.

         (m) Disclosure Documents. The Disclosure Documents are all the documents (other than preliminary materials) that the Company has been required to file with the SEC from June 30, 1998, to the date hereof, exclusive of such registration statements as have been filed in accordance with certain registration rights agreements. As of their respective dates, and/or dates of amended filings with respect thereto, if any, none of the Disclosure Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and no material event has occurred since the Company's filing on Form 10-K for the year ended June 30, 1999 which could make any of the disclosures contained therein (as subsequently amended and/or restated) misleading The financial statements of the Company included in the Disclosure Documents have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the audit adjustments) the consolidated financial position of the Company and its consolidated subsidiaries as at the dates thereof and the consolidated results of their operations and changes in financial position for the periods then ended.

         (n) Information Supplied. The information supplied by the Company to Purchaser in connection with the offering of the Shares does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements, in the light of the circumstances in which they were made, not misleading. There exists no fact or circumstances which, to the knowledge of the Company, materially and adversely affects the business, properties, assets, or conditions, financial or otherwise, of the Company, which has not been set forth in this Agreement or disclosed in such documents.

         (o) Non-contravention. The execution and delivery of this Agreement by the Company, the issuance of the Shares, and the consummation by the Company of the other transactions contemplated by this Agreement, do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the (i) certificate of incorporation or by-laws of the Company, (ii) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, (iii) any material existing applicable law, rule, or regulation or any applicable decree, judgment, or (iv) order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its properties or assets, except such conflict, breach or default which would not have a material adverse effect on the transactions contemplated herein.

         (p) No Default. Except as may be set forth in the Company's report on form 10-K for the fiscal year ending June 30, 1999, the Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property is bound, and neither the execution of, nor the delivery by the Company of, nor the performance by the Company of its obligations under, this Agreement or the Shares, other than the conversion provision thereof, will conflict with or result in the breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any lien or charge on any assets or properties of the Company under, (i) any material indenture, mortgage, deed of trust or other material agreement applicable to the Company or instrument to which the Company is a party or by which it is bound, (ii) any statute applicable to the Company or its property,
(iii) the Certificate of Incorporation or By-Laws of the Company, (iv) any decree , judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or its properties, or (v) the Company's listing agreement, if any, for its Common Stock.

         (q) Use of Proceeds. The Company represents that the net proceeds of this offering will be primarily used for working capital.

         4.       ISSUANCE OF SHARES AND REGISTRATION.

         (a) Legend. Upon registration of the Shares, the Company shall deliver to the Purchaser, or per the Purchaser's instructions, the shares of Common Stock, subject to the following restrictive legend:

           THE SECURITIES REPRESENTED HEREBY HAVE BEEN INCLUDED IN THE COMPANY'S REGISTRATION STATEMENT INITIALLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON ____________, 2000, AND MAY BE SOLD IN ACCORDANCE WITH THE COMPANY'S PROSPECTUS DATED ________, 2000, WHICH FORMS A PART OF SUCH REGISTRATION STATEMENT, OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

         (b) Opinion Letter. It shall be the Company's responsibility to take all necessary actions and to bear all such costs to issue the Certificate of Common Stock as provided herein, including the responsibility and cost for delivery of an opinion letter to the transfer agent, if so required. The person in whose name the certificate of Common Stock is to be registered shall be treated as a shareholder of record on and after the date of issuance. Upon surrender of any Share certificates that are to be sold in part, the Company shall issue to the Purchaser new Share Certificates equal to the unsold amount.

         (c) Once the Common Stock has been registered, if the Common Stock is not delivered per the written instructions of the Purchaser, within 5 (five) business days after the Company receives the Share certificates from the Purchaser, then in such event the Company shall pay to Purchaser one-half of one percent (.50%) in cash, of the purchase price of the Shares delivered to the Company per each day after the fifth business day following the receipt by the Company that the Common Stock is not delivered. The Company acknowledges that its failure to deliver the Common Stock within said five (5) business days will cause the Initial Investor to suffer damages in an amount that will be difficult to ascertain. Accordingly, the parties agree that it is appropriate to include in this Agreement a provision for liquidated damages. The parties acknowledge and agree that the liquidated damages provision set forth in this section represents the parties' good faith effort to quantify such damages and, as such, agree that the form and amount of such liquidated damages are reasonable and will not constitute a penalty. The payment of liquidated damages shall not relieve the Company from its obligations to register the Common Stock and deliver the Common Stock pursuant to the terms of this Subscription Agreement.

         The Company shall make any payments incurred under this Section 4(c) in immediately available funds within three (3) business days from the date of issuance of the applicable Common Stock. Nothing herein shall limit a Purchaser's right to pursue actual damages for the Company's failure to issue and deliver Common Stock to the Purchaser within five (5) business days after registration and after the Company receives the Share certificates from the Purchaser.

         (d) The Company shall at all times reserve and have available all Common Stock necessary for registration of all the Shares purchased by all Purchasers of the Shares. If, at any time the Company does not have sufficient authorized but unissued shares of Common Stock available for registration ("Default", the date of such default being referred to herein as the "Default Date"), the Company shall issue to the Purchaser all of the shares of Common Stock which are available. The Company shall provide notice of such Default ("Notice of Default") to all Purchasers, within one (1) business day of such default (with the original delivered by overnight or two day courier).

         The Company agrees to pay to all Purchasers of outstanding Shares payments for a Default ("Default Payments") in the amount of (N/365) x (.24) x the initial issuance price of the outstanding Shares held by each Purchaser where N = the number of days from the Default Date to the date (the

"Authorization Date") that the Company authorizes a sufficient number of shares of Common Stock to effect of all remaining Shares. The Company shall send notice ("Authorization Notice") to each Purchaser of outstanding Shares that additional shares of Common Stock have been authorized, the Authorization Date and the amount of Purchaser's accrued Default Payments. The accrued Default shall be paid in cash which payments shall be made to such Purchaser of outstanding Shares by the fifth day of the following calendar month following registration of all the Shares.

5.       Limits on Amount of Conversion and Ownership.

         Notwithstanding the provisions hereof, in no event except with respect to a conversion pursuant to redemption by the Company if there is (a) a public announcement that 50% or more of the Company is being acquired, (b) a public announcement that the Company is being merged, or (c) a change in control, shall the Purchaser be entitled to own the number of shares of Common Stock beneficially owned by the Purchaser and its affiliates, and, would result in beneficial ownership by the Purchaser and its affiliates of more than 4.99% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), except as otherwise provided in clause (1) of such proviso. The Purchaser further agrees that if the Purchaser transfers or assigns any of the Shares to a party who or which would not be considered such an affiliate, such assignment shall be made subject to the transferee's or assignee's specific agreement to be bound by the provisions of this Section as if such transferee or assignee were a signatory to the Subscription Agreement.

6.       Delivery Instructions.

         Prior to or on the Closing Date the Company shall deliver to the Escrow Agent an opinion letter signed by counsel for the Company in the form attached hereto as Exhibit C. Also, prior to or on the Closing Date the Company shall deliver to the Escrow Agent a signed Registration Rights Agreement in the form attached hereto as Exhibit A.

7.       UNDERSTANDINGS.
         --------------

         The undersigned understands, acknowledges and agrees with the Company as follows:

FOR ALL SUBSCRIBERS:

         (a) This Subscription may be rejected, in whole or in part, by the Company in its sole and absolute discretion at any time before the date set for closing unless the Company has given notice of acceptance of the undersigned's subscription by signing this Subscription Agreement.

         (b) No U.S. federal or state agency or any agency of any other jurisdiction has made any finding or determination as to the fairness of the terms of the Offering for investment nor any recommendation or endorsement of the Shares.

         (c) The representations, warranties and agreements of the undersigned and the Company contained herein and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all material respects on and as of the date of the sale of the Shares, and as of the date of the conversion and exercise thereof, as if made on and as of such date and shall survive the execution and delivery of this Subscription Agreement and the purchase of the Shares.

         (d) IN MAKING AN INVESTMENT DECISION, PURCHASERS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SHARES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF ANY MEMORANDUM OR THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         (e)  The   Regulation   D  Offering  is  intended  to  be  exempt  from
registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the undersigned herein and in the Questionnaire.

         (f) It is understood that in order not to jeopardize the Offering's exempt status under Section 4(2) of the Securities Act and Regulation D, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder.

         (g) THE SHARES MAY NOT BE TRANSFERRED, RESOLD OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. PURCHASERS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

         (h)      NASAA UNIFORM LEGEND

         IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933 AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.


8.       Litigation.

         (a) Forum Selection and Consent to Jurisdiction. Any litigation based thereon, or arising out of, under, or in connection with, this agreement or any course of conduct, course of dealing, statements (whether oral or written) or actions of the Company or Purchaser shall be brought and maintained exclusively in the courts of the State of New York. The Company hereby expressly and irrevocably submits to the jurisdiction of the state and federal courts of the State of New York for the purpose of any such litigation as set forth above and irrevocably agrees to be bound by any final judgment rendered thereby in connection with such litigation. The Company further irrevocably consents to the service of process by registered mail, postage prepaid, or by personal service within or without the State of New York. The Company hereby expressly and irrevocably waives, to the fullest extent permitted by law, any objection which it may have or hereafter may have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in any inconvenient forum. To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property, the Company hereby irrevocably waives such immunity in respect of its obligations under this agreement and the other loan documents.

         (b) Waiver of Jury Trial. The Purchaser and the Company hereby knowingly, voluntarily and intentionally waive any rights they may have to a trial by jury in respect of any litigation based hereon, or arising out of, under, or in connection with, this agreement, or any course of conduct, course of dealing, statements (whether oral or written) or actions of the Purchaser or the Company. The Company acknowledges and agrees that it has received full and sufficient consideration for this provision and that this provision is a material inducement for the Holder entering into this agreement.

         (c) Submission To Jurisdiction. Any legal action or proceeding in connection with this Agreement or the performance hereof may be brought in the state and federal courts located in the State of New York and the parties hereby irrevocably submit to the non-exclusive jurisdiction of such courts for the purpose of any such action or proceeding.

9.       MISCELLANEOUS.
         -------------

         (a) All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, impersonal, singular or plural, as the identity of the person or persons may require.

         (b) Neither this Subscription Agreement nor any provision hereof shall be waived, modified, changed, discharged, terminated, revoked or canceled, except by an instrument in writing signed by the party effecting the same against whom any change, discharge or termination is sought.

         (c) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by registered mail, return receipt requested, addressed: (i) if to the Company, at SWISSRAY International, Inc., 320 West 77th Street, Suite 1A, New York, New York 10024 with a copy by facsimile and mail to Gary B. Wolff, P.C., 747 Third Avenue, 25th Floor, New York, NY 10017and (ii) if to the undersigned, at the address for correspondence set forth in the Questionnaire, or at such other address as may have been specified by written notice given in accordance with this paragraph 9(c).

         (d) This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York, as such laws are applied by New York courts to agreements entered into, and to be performed in, New York by and between residents of New York, and shall be binding upon the undersigned, the undersigned's heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors and assigns. If any provision of this Subscription Agreement is invalid or unenforceable under any applicable statue or rule of law, then such provisions shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

         (e) This Subscription Agreement, together with Exhibits A, B, and C attached hereto and made a part hereof, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties hereto. An executed facsimile copy of the Subscription Agreement shall be effective as an original.
                  [BALANCE OF PAGE INTENTIONALLY LEFT BLANK)

                           SWISSRAY INTERNATIONAL, INC.

                            CORPORATION QUESTIONNAIRE
                         Investor Name: Dundurn Street LLC

         The information contained in this Questionnaire is being furnished in order to determine whether the undersigned CORPORATION'S Subscription to purchase the Shares described in the Subscription Agreement may be accepted.

         ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned CORPORATION understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Shares is exempt from registration under the Securities Act of 1933, as amended. Further, the undersigned CORPORATION understands that the offering is required to be reported to the Securities and Exchange Commission, NASDAQ and to various state securities and "blue sky" regulators.

         IN ADDITION TO SIGNING THE SIGNATURE PAGE, THE UNDERSIGNED CORPORATION MUST COMPLETE FORM W-9 ATTACHED HERETO.

I.    PLEASE CHECK EACH OF THE STATEMENTS BELOW THAT APPLIES TO THE CORPORATION.


                  1. The undersigned CORPORATION: (a) has total assets in excess of $5,000,000; (b) was not formed for the specific purpose of acquiring the Shares and (c) has its principal place of business in ___________.


                  2. Each of the shareholders of the undersigned CORPORATION is able to certify that such shareholder meets at least one of the following three conditions:

(a) the shareholder is a natural person whose individual net worth* or joint net worth with his or her spouse exceeds $1,000,000; or

(b) the shareholder is a natural person who had an individual income* in excess of $200,000 in each of 1998 and 1999 and who reasonably expects an individual income in excess of $200,000 in 2000; or

(c) Each of the shareholders of the undersigned CORPORATION is able to certify that such shareholder is a natural person who, together with his or her spouse, has had a joint income in excess of $300,000 in each of 1998 and 1999 and who reasonably expects a joint income in excess of $300,000 during 2000; and the undersigned CORPORATION has its principal place of business in
                                    ___________________.

* For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plan, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

                  3.       The undersigned CORPORATION is:

                           (a) a bank as defined in Section 3(a)(2) of the Securities Act; or

                           (b) a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; or

                           (c)      a broker or dealer  registered  pursuant  to
                                    Section 15 of the Securities Exchange Act of 1934; or

                           (d)      an insurance company as defined in Section 2
                                    (13) of the Securities Act; or

                           (e) An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940; or

 X                4.       The  undersigned  is  an  entity  in which all of the
                           equity owners are accredited investors.

II.      OTHER CERTIFICATIONS.

         By signing the Signature Page, the undersigned certifies the following:

         (a) That the CORPORATION'S purchase of the Shares will be solely for the CORPORATION'S own account and not for the account of any other person or entity; and

         (b) that the CORPORATION'S name, address of principal place of business, place of incorporation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete.

III.     GENERAL INFORMATION

         (a)      PROSPECTIVE PURCHASER (THE CORPORATION)

Name:

Principal Place of Business: Corporate Centre, Windwood One, West Bay Road, PO Box 31106 SWB, Grand Caymans, Cancun Islands
----------------------------------------------------------------


Address for Correspondence (if different):    SAME
                                            -----------
                                            (Number and Street)

----------------------------------------------------------------
         (City)                           (State)                    (Zip Code)

Telephone Number:________________________________________________
                                    (Area Code)               (Number)

Jurisdiction of Incorporation: Cayman Islands

Date of Formation:_________________________________________________

Taypayer Identification Number: N/A______________________________________

Number of Shareholders:____________________________________________

         (b) INDIVIDUAL WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE CORPORATION.

Name:___________________________________________________________

Position or Title:__________________________________________________

                          SWISSRAY INTERNATIONAL, INC.
                           CORPORATION SIGNATURE PAGE

         Your signature on this Corporation Signature Page evidences the agreement by the Purchaser to be bound by the Questionnaire and the Subscription Agreement.

         1. The undersigned hereby represents that (a) the information contained in the Questionnaire is complete and accurate and (b) the Purchaser will notify SWISSRAY INTERNATIONAL, INC. immediately if any material change in any of the information occurs prior to the acceptance of the undersigned Purchaser's subscription and will promptly send SWISSRAY INTERNATIONAL, INC. written confirmation of such change.

         2.       The   undersigned  officer of the Purchaser  hereby  certifies
that he has read and understands this Subscription Agreement.

         3. The undersigned officer of the Purchaser hereby represents and warrants that he has been duly authorized by all requisite action on the part of the Corporation to acquire the Shares and sign this Subscription Agreement on behalf of _______________ and, further, that ____________________ has all requisite authority to purchase the Shares and enter into this Subscription Agreement.
   333,333                              March 14, 2000
--------------------------          --------------------------
Number of Shares subscribed for             Date

                                    Dubdurn Street LLc
                                    ------------------------------
(Purchaser)

                                    By: (illegible)_______________________
                                        (Signature)

                                    Name: ____________________
                                         (Please Type or Print)

                                    Title:   _____________________
                                         (Please Type or Print)

         THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT.

                             COMPANY ACCEPTANCE PAGE



This Subscription Agreement accepted
and agreed to this ____ day  of  February, 2000

SWISSRAY INTERNATIONAL, INC.



BY/s/ Ruedi G. Laupper
     Ruedi G. Laupper, its Chairman and President
     duly authorized